                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE

                        For further information contact:

                        John Schoen      Jack Seller
                        COO/CFO          Public Relations
                        PCTEL, Inc.      PCTEL, Inc.
                        (773) 243-3000   (773) 243-3016
                                         JACK.SELLER@PCTEL.COM

                      PCTEL POSTS $26.8 MILLION IN REVENUE

     46 PERCENT INCREASE INCLUDES $7 MILLION FROM PATENT DISPUTE RESOLUTION-

              HIGH MARGIN SOFTWARE AND SCANNER SALES UP 45 PERCENT

CHICAGO, JULY 27, 2006 -- PCTEL, Inc. (NASDAQ: PCTI), a leader in wireless broadband solutions, announced results for the second quarter ended June 30, 2006. Financial highlights of the quarter were:

     - $26.8 MILLION in revenue for the quarter, an INCREASE OF 46 percent over the same period last year. Most of the increase - $7 million - reflects the resolution of PCTEL's intellectual property dispute with Agere. Revenue from product operations was up 8 percent over the same period last year.

     - $12.8 MILLION in revenue for the quarter from the Antenna Products Group. This is a DECREASE OF 5 percent over the second quarter last year. Revenue for the six months ended June 30, 2006 was up 6 percent from the same period a year ago. Results were unfavorably impacted by the termination of the SDARS (satellite radio antennas for retail outlets) late last year, but favorably impacted by the acquisition of the iVET(TM) product line during the third quarter of 2005.

     - $2.7 MILLION in revenue for the quarter from the Mobility Solutions Group. This is an INCREASE OF 104 percent over the second quarter last year. Revenue for the six months ended June 30, 2006 was up 97 percent from the same period a year ago.

     - $4.0 MILLION in revenue for the quarter from the RF Solutions Group. This is a 21 PERCENT INCREASE over the second quarter of last year. Revenue for the six months ended June 30, 2006 is also up 21 percent from the same period a year ago.

     - $7.4 MILLION in licensing revenue for the quarter, an increase of $7.1 million from the second quarter last year. Again, this sharp increase includes the aforementioned patent dispute resolution.

     - $1.3 MILLION GAIN ON RESTRUCTURING related to the closure of the Company's Dublin Factory and the termination of the local pension plan there.

     - GAAP NET INCOME OF $6.3 MILLION FOR THE QUARTER, OR $0.29 PER DILUTED SHARE, compared to $(0.3) million net loss, or $(0.02) per share for the same period in 2005.

     - NON-GAAP NET INCOME OF $8.4 MILLION FOR THE QUARTER, OR $0.39 PER DILUTED SHARE compared to $1.5 million of net income, or $0.07 per share for the same period in 2005. The Company's reporting of non-GAAP income excludes non-cash based expenses for stock compensation and amortization of intangible assets related to the Company's acquisitions. Those expenses were $2.1 million in the second quarter 2006 compared to $1.8 million for the same period a year ago.

     -    $63.8 MILLION OF CASH at June 30, 2006.

"THE PAST QUARTER HAS BEEN ONE OF SIGNIFICANT ACCOMPLISHMENT FOR PCTEL," SAID MARTY SINGER, PCTEL'S CHAIRMAN AND CEO. "DURING THE QUARTER, WE RESOLVED A LONG-STANDING PATENT DISPUTE, KEPT ON SCHEDULE OUR TRANSITION TO A CONTRACT MANUFACTURER FOR THE IVET(TM) PRODUCT LINE, ACHIEVED RECORD REVENUES FOR OUR MOBILITY SOLUTIONS GROUP, CONTINUED TO AGGRESSIVELY GROW OUR SCANNER BUSINESS, AND INTRODUCED SEVERAL NEW WIMAX ANTENNAS. WE ARE POISED FOR A STRONG SECOND HALF AND A STRONGER 2007," ADDED SINGER.

PCTEL's management team will discuss the company's results during its scheduled earnings teleconference today at 6:15 PM EDT.

CONFERENCE CALL / WEBCAST

The company will hold a conference call at 6:15 PM EDT (5:15 PM CDT) today, Thursday, July 27, 2006 with Marty Singer, Chairman and Chief Executive Officer, and John Schoen, Chief Financial Officer. PCTEL will not be responding to inquiries regarding its financial results until the conference call. The session can be accessed by calling (800) 289-0508 (U.S. / Canada) or (913) 981-5550 (international).

To listen via the Internet, please visit, www.pctel.com, or http://investor.pctel.com/eventdetail.cfm?eventid=28080

REPLAY: A replay will be available for two weeks after the call on PCTEL's web site at www.pctel.com or by calling (888) 203-1112 (U.S. / Canada) or (719) 457-0820 (international) access code: 5652483.

ABOUT PCTEL

PCTEL, Inc. (Nasdaq: PCTI), which is headquartered in Chicago, is a global leader in wireless broadband solutions. PCTEL's Antenna Products Group (http://antenna.pctel.com) designs, distributes, and supports innovative antenna solutions for public safety applications, unlicensed and licensed wireless broadband, fleet management, network timing, and other GPS applications. PCTEL's Mobility Solutions' (http://mobilitysolutions.pctel.com) software tools provide secure, access independent, remote connectivity to the Internet and VoIP capability for converged handsets. PCTEL's RF Solutions' (http://rfsolutions.pctel.com) portfolio of OEM receivers, receiver based products and interference management solutions are used to measure, monitor and optimize cellular networks.

PCTEL protects its leadership position with a portfolio of more than 130 analog and broadband communications, wireless and antenna patents, issued or pending. The company's products are sold or licensed to wireless carriers, wireless ISPs, distributors, system integrators, wireless test and measurement companies, wireless network equipment and handset manufacturers, PC card manufacturers and government agencies. For more information, please visit the company's web site at: http://www.pctel.com.

PCTEL SAFE HARBOR STATEMENT

This press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding PCTEL's expectations regarding the future growth of its broadband wireless products, the discontinuance of the manufacturing operations in Dublin, Ireland, and the outsource of the manufacture of certain antenna product lines are forward looking statements within the meaning of the safe harbor. These statements are based on management's current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the ability to successfully grow the wireless products business, the ability to implement new technologies and obtain protection for the related intellectual property, the ability to realize product and manufacturing efficiencies, the ability to achieve reductions in costs as a result of the discontinuance of manufacturing operations and relocation or outsourcing of certain antenna products. These and other risks and uncertainties are detailed in PCTEL's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

                                   PCTEL, INC.

                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
             (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                               Three Months      Six Months Ended
                                                              Ended June 30,         June 30,
                                                            -----------------   -----------------
                                                              2006      2005      2006      2005
                                                            -------   -------   -------   -------
REVENUES                                                    $26,758   $18,313   $45,324   $33,320
COST OF REVENUES                                              9,702     9,609    19,546    17,178
                                                            -------   -------   -------   -------
GROSS PROFIT                                                 17,056     8,704    25,778    16,142
                                                            -------   -------   -------   -------
OPERATING EXPENSES:
   Research and development                                   3,336     2,434     6,253     4,905
   Sales and marketing                                        3,196     2,934     6,738     6,048
   General and administrative                                 3,725     3,865     7,473     8,031
   Amortization of other intangible assets                    1,056       854     2,093     1,737
   Restructuring benefit                                     (1,269)      (70)     (716)      (70)
   Gain on sale of assets and related royalties                (250)     (500)     (500)   (1,000)
                                                            -------   -------   -------   -------
      Total operating expenses                                9,794     9,517    21,341    19,651
                                                            -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS                                 7,262      (813)    4,437    (3,509)
OTHER INCOME, NET                                               747       431     1,368       970
                                                            -------   -------   -------   -------
INCOME (LOSS) BEFORE INCOME TAXES                             8,009      (382)    5,805    (2,539)
PROVISION (BENEFIT) FOR INCOME TAXES                          1,683       (60)    1,676       101
                                                            -------   -------   -------   -------
NET INCOME (LOSS)                                           $ 6,326   $  (322)  $ 4,129   $(2,640)
                                                            =======   =======   =======   =======

Basic income (loss) per share                               $  0.30   $ (0.02)  $  0.20   $ (0.13)
Shares used in computing basic income (loss) per share       20,837    20,108    20,656    20,014

Diluted income (loss) per share                             $  0.29   $ (0.02)  $  0.19   $ (0.13)
Shares used in computing diluted income (loss) per share     21,586    20,108    21,371    20,014

                                   PCTEL INC.

                      CONSOLIDATED CONDENSED BALANCE SHEETS
                            (UNAUDITED, IN THOUSANDS)

                                                      June 30,   December 31,
                                                        2006         2005
                                                      --------   ------------
                       ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                          $ 63,611     $ 58,307
   Restricted cash                                         208          208
   Accounts receivable, net                             19,367       13,725
   Inventories, net                                      8,652        9,547
   Prepaid expenses and other assets                     2,221        3,109
                                                      --------     --------
      Total current assets                              94,059       84,896
PROPERTY AND EQUIPMENT, net                             11,603       11,190
GOODWILL                                                32,327       31,020
OTHER INTANGIBLE ASSETS, net                            15,009       16,457
OTHER ASSETS                                             1,807          941
                                                      --------     --------
TOTAL ASSETS                                          $154,805     $144,504
                                                      ========     ========
        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                      1,874        2,251
   Income taxes payable                                  5,721        5,297
   Deferred revenue                                      1,814        1,944
   Accrued liabilities                                   6,964        5,595
   Short Term Debt                                         959           --
                                                      --------     --------
      Total current liabilities                         17,332       15,087
Pension liabilities                                         --        3,046
LONG-TERM LIABILITIES                                    2,623        2,344
                                                      --------     --------
      Total liabilities                                 19,955       20,477
                                                      --------     --------
STOCKHOLDERS' EQUITY:
   Common stock                                             22           22
   Additional paid-in capital                          165,555      160,825
   Accumulated deficit                                 (32,523)     (36,652)
   Accumulated other comprehensive income                1,796         (168)
                                                      --------     --------
      Total stockholders' equity                       134,850      124,027
                                                      --------     --------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $154,805     $144,504
                                                      ========     ========

                                   PCTEL, INC.

                        REVENUE & GROSS PROFIT BY SEGMENT
                            (UNAUDITED, IN THOUSANDS)

                    Three Months Ended   Six Months Ended
                          June 30,            June 30,
                    ------------------   -----------------
                       2006      2005      2006      2005
                    --------   -------   -------   -------
REVENUES:
APG                  $12,753   $13,385   $25,141   $23,705
RFS                    3,990     3,299     7,697     6,382
MSG                    2,668     1,311     4,784     2,433
LICENSING              7,382       331     7,772       823
Eliminations             (35)      (13)      (70)      (23)
                     -------   -------   -------   -------
TOTAL REVENUES        26,758    18,313    45,324    33,320
GROSS PROFIT:
APG                  $ 4,189   $ 4,840   $ 7,859   $ 8,386
RFS                    2,834     2,262     5,403     4,590
MSG                    2,653     1,273     4,755     2,354
LICENSING              7,379       329     7,764       816
Eliminations               1        --        (3)       (4)
                     -------   -------   -------   -------
TOTAL GROSS PROFIT    17,056     8,704    25,778    16,142

                                   PCTEL, INC.

      RECONCILIATION OF NON-GAAP TO GAAP REVENUE & GROSS PROFIT BY SEGMENT
                            (UNAUDITED, IN THOUSANDS)

                        Three Months Ended June 30, 2006      Three Months Ended June 30, 2005
                       -----------------------------------   ----------------------------------
                          As          Non-GAAP        Non       As        Non-GAAP         Non
                       Reported    Adjustments(a)    GAAP    Reported   Adjustments(a)    GAAP
                       --------   ---------------   ------   --------   --------------   ------
REVENUES:
APG                     12,753                      12,753    13,385                     13,385
RFS                      3,990                       3,990     3,299                      3,299
MSG                      2,668                       2,668     1,311                      1,311
LICENSING                7,382                       7,382       331                        331
Eliminations               (35)                        (35)      (13)                       (13)
                        ------                      ------    ------                     ------
TOTAL REVENUES          26,758                      26,758    18,313                     18,313
                        ======                      ======    ======                     ======
GROSS PROFIT:
APG                      4,189        (48)(b)        4,237     4,840        (4)(b)        4,844
RFS                      2,834        (38)(b)        2,872     2,262        (2)(b)        2,264
MSG                      2,653                       2,653     1,273                      1,273
LICENSING                7,379                       7,379       329                        329
Eliminations                 1                           1        --                         --
                        ------        ---           ------    ------       ---           ------
TOTAL GROSS PROFIT      17,056        (86)          17,142     8,704        (6)           8,710
                        ======        ===           ======    ======       ===           ======

(a) These adjustments reconcile the Company's GAAP gross profit to its non-GAAP gross profit. The Company believes that presentation of results excluding non-cash share-based compensation provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of gross profit across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(b) This adjustment reflects the non cash stock based compensation expense for restricted stock grants and stock bonuses awarded to the Company's employees. The adjustment for the three months ended June 30, 2006 also includes non cash stock based compensation expense for stock options in accordance with SFAS No. 123R.

                                   PCTEL, INC.

      RECONCILIATION OF NON-GAAP TO GAAP REVENUE & GROSS PROFIT BY SEGMENT
                            (UNAUDITED, IN THOUSANDS)

                         Six Months Ended June 30, 2006        Six Months Ended June 30, 2005
                       -----------------------------------   ----------------------------------
                          As          Non-GAAP        Non       As        Non-GAAP         Non
                       Reported    Adjustments(a)    GAAP    Reported   Adjustments(a)    GAAP
                       --------   ---------------   ------   --------   --------------   ------
REVENUES:
APG                     25,141                      25,141    23,705                     23,705
RFS                      7,697                       7,697     6,382                      6,382
MSG                      4,784                       4,784     2,433                      2,433
LICENSING                7,772                       7,772       823                        823
Eliminations               (70)                        (70)      (23)                       (23)
                        ------                      ------    ------                     ------
TOTAL REVENUES          45,324                      45,324    33,320                     33,320
                        ======                      ======    ======                     ======
GROSS PROFIT:
APG                      7,859        (92)(b)        7,951     8,386        (5)(b)        8,391
RFS                      5,403        (71)(b)        5,474     4,590        (2)(b)        4,592
MSG                      4,755                       4,755     2,354                      2,354
LICENSING                7,764                       7,764       816                        816
Eliminations                (3)                         (3)       (4)                        (4)
                        ------       ----           ------    ------       ---           ------
TOTAL GROSS PROFIT      25,778       (163)          25,941    16,142        (7)          16,149
                        ======       ====           ======    ======       ===           ======

(a) These adjustments reconcile the Company's GAAP gross profit to its non-GAAP gross profit. The Company believes that presentation of results excluding non-cash share-based compensation provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of gross profit across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(b) This adjustment reflects the non cash stock based compensation expense for restricted stock grants and stock bonuses awarded to the Company's employees. The adjustment for the six months ended June 30, 2006 also includes non cash stock based compensation expense for stock options in accordance with SFAS No. 123R.

                                   PCTEL, INC.

          RECONCILIATION OF NON GAAP TO GAAP RESULTS OF OPERATIONS (A)
                            (UNAUDITED, IN THOUSANDS)

                                   Three Months Ended June 30, 2006       Three Months Ended June 30, 2005
                                 ------------------------------------   ------------------------------------
                                    As          Non-GAAP        Non        As         Non-GAAP         Non
                                 Reported   Adjustments (a)     GAAP    Reported   Adjustments (a)     GAAP
                                 --------   ---------------   -------   --------   ---------------   -------
REVENUES                         $26,758                      $26,758   $18,313                      $18,313
COST OF REVENUES                   9,702          (86)(b)       9,616     9,609           (6)          9,603
                                 -------      -------         -------   -------      -------         -------
GROSS PROFIT                      17,056           86          17,142     8,704            6           8,710
OPERATING EXPENSES:
   Research and development        3,336         (161)(b)       3,175     2,434          (70)(b)       2,364
   Sales and marketing             3,196         (215)(b)       2,981     2,934         (183)(b)       2,751
   General and administrative      3,725         (603)(b)       3,122     3,865         (663)(b)       3,202
   Amortization of other
      intangible assets            1,056       (1,056)             --       854         (854)             --
   Restructuring benefit          (1,269)                      (1,269)      (70)                         (70)
   Gain on sale of assets and
      related royalties            (250)                         (250)     (500)                        (500)
                                 -------      -------         -------   -------      -------         -------
      Total operating expenses     9,794       (2,035)          7,759     9,517       (1,770)          7,747
                                 -------      -------         -------   -------      -------         -------
INCOME (LOSS) FROM OPERATIONS      7,262        2,121           9,383      (813)       1,776             963
OTHER INCOME, NET                    747                          747       431                          431
                                 -------      -------         -------   -------      -------         -------
INCOME (LOSS) BEFORE INCOME
   TAXES                           8,009        2,121          10,130      (382)       1,776           1,394

PROVISION (BENEFIT) FOR INCOME
   TAXES                           1,683                        1,683       (60)                         (60)
                                 -------      -------         -------   -------      -------         -------
NET INCOME (LOSS)                $ 6,326      $ 2,121         $ 8,447   $  (322)     $ 1,776         $ 1,454
                                 =======      =======         =======   =======      =======         =======

Earnings (loss) per share
      Basic                      $  0.30                      $  0.41   $ (0.02)                     $  0.07
      Diluted                    $  0.29                      $  0.39   $ (0.02)                     $  0.07
Shares used in computing EPS
   (in thousands)
      Basic                       20,837                       20,837    20,108                       20,108
      Diluted                     21,586                       21,586    20,108                       20,200

(a) These adjustments reconcile the Company's GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding items such as non-cash share-based compensation and amortization of intangible assets provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(b) This adjustment reflects the non cash stock based compensation expense for restricted stock grants and stock bonuses awarded to the Company's employees. The adjustment for the three months ended June 30, 2006 also includes non cash stock based compensation expense for stock options in accordance with SFAS No. 123R.

                                   PCTEL, INC.

          RECONCILIATION OF NON GAAP TO GAAP RESULTS OF OPERATIONS (A)
                            (UNAUDITED, IN THOUSANDS)

                                    Six Months Ended June 30, 2006         Six Months Ended June 30, 2005
                                 ------------------------------------   ------------------------------------
                                    As          Non-GAAP        Non        As         Non-GAAP         Non
                                 Reported   Adjustments (a)     GAAP    Reported   Adjustments (a)     GAAP
                                 --------   ---------------   -------   --------   ---------------   -------
REVENUES                         $45,324                      $45,324   $ 33,320                     $33,320
COST OF REVENUES                  19,546        (163)(b)       19,383     17,178          (7)         17,171
                                 -------      ------          -------   --------     -------         -------
GROSS PROFIT                      25,778         163           25,941     16,142           7          16,149
OPERATING EXPENSES:
   Research and development        6,253        (306)(b)        5,947      4,905        (120)(b)       4,785
   Sales and marketing             6,738        (439)(b)        6,299      6,048        (315)(b)       5,733
   General and administrative      7,473      (1,307)(b)        6,166      8,031      (1,140)(b)       6,891
   Amortization of other
      intangible assets            2,093      (2,093)              --      1,737      (1,737)             --
   Restructuring benefit            (716)                        (716)       (70)                        (70)
   Gain on sale of assets and
      related royalties             (500)                        (500)    (1,000)                     (1,000)
                                 -------      ------          -------   --------     -------         -------
      Total operating expenses    21,341      (4,145)          17,196     19,651      (3,312)         16,339
                                 -------      ------          -------   --------     -------         -------
INCOME (LOSS) FROM OPERATIONS      4,437       4,308            8,745     (3,509)      3,319            (190)
OTHER INCOME, NET                  1,368                        1,368        970                         970
                                 -------      ------          -------   --------     -------         -------
INCOME (LOSS) BEFORE INCOME
   TAXES                           5,805       4,308           10,113     (2,539)      3,319             780
PROVISION FOR INCOME TAXES         1,676                        1,676        101                         101
                                 -------      ------          -------   --------     -------         -------
NET INCOME (LOSS)                $ 4,129      $4,308          $ 8,437   $ (2,640)    $ 3,319         $   679
                                 =======      ======          =======   ========     =======         =======

Earnings (loss) per share
      Basic                      $  0.20                      $  0.41   $  (0.13)                    $  0.03
      Diluted                    $  0.19                      $  0.39   $  (0.13)                    $  0.03
Shares used in computing EPS
   (in thousands)
      Basic                       20,656                       20,656     20,014                      20,014
      Diluted                     21,371                       21,371     20,014                      20,357

(a) These adjustments reconcile the Company's GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding items such as non-cash share-based compensation and amortization of intangible assets provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(b) This adjustment reflects the non cash stock based compensation expense for restricted stock grants and stock bonuses awarded to the Company's employees. The adjustment for the six months ended June 30, 2006 also includes non cash stock based compensation expense for stock options in accordance with SFAS No. 123R.